SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K\A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2002

VERTEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	0-19640	95-3948704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21300 Victory Boulevard, Suite 700, Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 227-1400

N/A
(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant

(b) New Independent Public Accountant

On October 31, 2002 Vertel Corporation (the “Company”) retained BDO Seidman, LLP (“BDO”) as the Company’s independent public accountants. The Company’s board of directors had unanimously approved a resolution on September 27, 2002 approving the selection of BDO.

BDO replaces Deloitte & Touche LLP (“Deloitte”) as the Company’s independent public accountants. As reported in Form 8-K filed with the Securities and Exchange Commission dated September 10, 2002, Deloitte resigned as the Company’s independent public accountants on September 10, 2002.

During the Company’s two most recent fiscal years and the subsequent interim period through October 31, 2002, the Company has not consulted with BDO regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2002

VERTEL CORPORATION
By: /s/ Craig Scott
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Craig Scott Vice President Finance & Administration,
Chief Financial Officer and Secretary